United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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STRATEGIC PARTNERS MUTUAL FUNDS, INC.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than Registrant)

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STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners High Yield Bond Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

JANUARY 18, 2005

TO THE SHAREHOLDERS:

On February 25, 2004, at a regular meeting of the Board of Directors of Strategic Partners Mutual Funds, Inc. (the Fund), the Directors approved a new subadvisory agreement for the Fund's Strategic Partners High Yield Bond Fund (formerly, ASAF Federated High Yield Bond Fund). The parties to the subadvisory agreement are American Skandia Investment Services, Inc. and Prudential Investments LLC (the Fund's investment managers), and Goldman Sachs Asset Management, L.P. (the new subadviser of the Fund). This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. American Skandia Investment Services, Inc. and Prudential Investments LLC will continue as your Fund's investment managers. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,

DEBORAH A. DOCS
Secretary

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners High Yield Bond Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 225-1852

INFORMATION STATEMENT

JANUARY 18, 2005

This information statement is being furnished to shareholders investing in the Strategic Partners High Yield Bond Fund (the Fund), which is a series of the Strategic Partners Mutual Funds, Inc. (the Company), in lieu of a proxy statement, pursuant to the terms of an order granted to us by the Securities and Exchange Commission (SEC). The order permits the Company's manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Directors, without obtaining shareholder approval.

The Company is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Company's directors are referred to herein as the "Board," "Board Members" or "Directors." The Company's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Company consists of multiple separate investment series including the Fund.

We are providing shareholders investing in the Fund as of April 30, 2004 with this information statement. This information statement relates to the approval by the Directors of a new subadvisory agreement dated as of April 30, 2004 between American Skandia Investment Services, Inc. (ASISI) and Prudential Investments LLC (PI) (collectively, the Co-Managers) and Goldman Sachs Asset Management, L.P. (Goldman Sachs) with respect to the Fund, a copy of which is attached hereto as Exhibit A. Goldman Sachs replaced Federated Investment Counseling (Federated), which had served as the Fund's subadviser. The subadvisory agreement between the Co-Managers and Federated terminated effective at the close of business on April 30, 2004, at which time Goldman Sachs assumed responsibility for managing the Fund's assets. The previous subadvisory agreement between the Co-Managers and Federated was last approved by the Directors, including a majority of the Directors who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 1, 2003.

The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about January 18, 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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The Managers

ASISI, One Corporate Drive, Shelton, Connecticut 06484 and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Fund's co-managers under a management agreement dated as of May 1, 2003. ASISI and PI are both wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $88.4 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.

Shareholder Reports

The Fund's most recent annual report for the fiscal year ended October 31, 2004 has been sent to shareholders, and may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of any class of the Fund is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENT

On February 25, 2004, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement and the recommendation by the Co-Managers of Goldman Sachs to replace Federated as the Fund's subadviser. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between the Co-Managers and Federated. The Directors decided to appoint Goldman Sachs as the Fund's new subadviser after the Co-Managers informed the Board that they no longer wished to retain Federated to provide investment advisory services to the Fund and notified Federated of their intention to terminate the subadvisory agreement for business reasons, as described below.

The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with Federated, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreement. Goldman Sachs renders investment advice to the Fund in accordance with the investment objective and policies of the Fund as established by the Board and also makes investment decisions to purchase and sell securities on behalf of the Fund, subject to the supervision of the Co-Managers. The Co-Managers, not the Fund, pay an advisory fee to Goldman Sachs. Therefore, the change in subadviser does not mean any change in advisory fees paid by the Fund.

Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, the Co-Managers may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreement

At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered whether the approval of the Subadvisory Agreement was in the best interests of the Fund. Before approving the new Subadvisory Agreement, the Directors reviewed performance, compliance and organizational materials regarding

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Goldman Sachs and received formal presentations from the Co-Managers at their May 25, 2004 meeting. Representatives of Goldman Sachs participated in the discussions with the Directors at the meeting.

In their presentation to the Directors, the Co-Managers explained that the replacement of Federated was necessitated by Federated's poor performance over time as well as regulatory inquiries and concerns involving market timing activity, and the Co-Managers belief that Federated's troubles would have a lasting effect on performance.

The Co-Managers advised the Directors that following a research screening process intended to identify potential advisers, they had recommended that the Directors approve a new subadvisory agreement with Goldman Sachs to manage the Fund. Among the factors considered by the Directors in approving the selection of Goldman Sachs were the following:

•  The performance of Goldman Sachs with respect to similar portfolios managed by Goldman Sachs, which demonstrated historically strong and consistent performance relative to industry benchmarks and other investment advisers specializing in high yield bonds, in particular Goldman Sachs' consistent outperformance, consistent placement in the top half of peer funds, and its consistent management style;

•  Goldman Sachs' portfolio management team, which has considerable experience in investing in high yield bonds and managing similar mutual funds; and

•  The disciplined process used by Goldman Sachs for the identification and selection of portfolio securities.

•  Ongoing regulatory proceedings by state and federal regulators were initiated against Federated arising out of allegations of improper market timing.

The Directors discussed and reviewed the terms of the Subadvisory Agreement. The material terms of the Subadvisory Agreement were substantially similar to those in the prior subadvisory agreement in effect with Federated, except for the fees to be paid to Goldman Sachs. The fee to be paid by the Co-Managers to Goldman Sachs is higher than the fee formerly paid by the Co-Managers to Federated, although the increase in the fee did not increase the overall management fee paid by Fund shareholders. For the fiscal year ended October 31, 2004, Federated received $157,705 for advising the Fund.

Based upon their review, the Directors concluded that the Subadvisory Agreement with Goldman Sachs would be in the best interests of the Fund and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement.

Information Concerning Goldman Sachs

Goldman Sachs along with other units of the Investment Management Division of Goldman, Sachs & Company, managed approximately $347 billion in assets as of December 30, 2003. Goldman Sachs' address is 32 Old Slip, 23rd floor, New York, New York 10005.

Exhibit D contains information about the other mutual funds managed by Goldman Sachs with investment objectives and strategies similar to those of the Fund. Exhibit D also lists the principal executive officers and directors of Goldman Sachs.

Terms of the Subadvisory Agreement

The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

Under the Subadvisory Agreement, Goldman Sachs is compensated by the Co-Managers (and not the Fund) at an annual rate of 0.30% of the average daily net assets of the Fund. Under the previous subadvisory agreement, Federated was compensated by the Co-Managers (and not the Fund) at an annual rate of .25% of

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the average daily net assets of the Fund for the first $200 million of assets; 0.20% over $200 million in assets to $500 million in assets; and 0.15% over $500 million in assets.

The Subadvisory Agreement provides that, subject to Co-Managers' and the Board of Directors' supervision, Goldman Sachs is responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, Goldman Sachs will provide the Co-Managers with all books and records relating to the transactions they execute and render to the Directors such periodic and special reports as the Board of Directors may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with the Co-Managers, and (3) the Subadvisory Agreement may be terminated at any time by Goldman Sachs or the Co-Managers on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Goldman Sachs will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

Shareholder Proposals

As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary

Dated: January 18, 2005

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  EXHIBIT A

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners High Yield Bond Fund

Subadvisory Agreement

Agreement made as of this 30th day of April, 2004 among Prudential Investments LLC ("PI" or the "Manager"), a New York limited liability company (collectively, the "Co-Managers") and Goldman Sachs Asset Management, L.P., a unit of the Investment Management Division of Goldman, Sachs & Co. ("GSAM" or the "Subadviser"),

WHEREAS, the Co-Managers have entered into a Management Agreement (the "Management Agreement") dated May 1, 2003, with Strategic Partners Mutual Funds, Inc. (the "Fund"), A Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI and ASISI act as Co- Managers of the Fund; and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the "Fund") and to manage such portion of the Fund as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Co-Managers and the Board of Fundees of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time provided that any such changes are explicitly communicated to and agreed upon by the Subadviser, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's investments as the Co-Managers shall direct (the "Portfolio"), and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Fund, By-Laws and Prospectus of the Fund provided to it by the Co-Managers (the "Fund Documents") and with the instructions and directions of the Co-Managers and of the Board of Directors of the Fund, co-operate with the Co-Managers' (or their designee's) personnel responsible for monitoring the Fund's compliance, and conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. Notwithstanding the foregoing, the Subadviser shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Fund unless such limitations or restrictions are provided to the Subadviser in writing. The Subadviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule 13-G and Form 13-F reflecting the Portfolio's securities holdings. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as the parties may expressly agree to in writing. The Manager shall provide Subadviser timely with copies of any updated Fund documents. Any amendments to the foregoing documents will not be deemed effective with respect to the Subadviser until the Subadviser's receipt thereof.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Fundees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will seek to obtain best execution for the Fund. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants ("FCMs") who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers and FCMs (including, to the extent legally permissible, broker-dealers and FCMs affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

In connection with its management of the Portfolio and consistent with its fiduciary obligation to the Fund and other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be, over time, the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it for the portfolio as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Fundees such periodic and special reports as the Fundees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Fundees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Managers will authorize the Custodian to honor orders and instructions by employees of the Subadviser designated by the Subadviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other then for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Fund who shall have been certified as such by proper authorities of the Fund prior to the withdrawal.

The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with such information as the Custodian reasonably requests and the Subadviser reasonably agrees to provide relating to transactions concerning the Portfolio, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Fund in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund as required by the 1940 Act are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)  In connection with its duties under this Agreement and limited solely to the portion of the Fund the Subadviser manages, the Subadviser agrees to maintain compliance procedures designed to maintain compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal securities regulations.

(d)  The Subadviser shall be responsible for the voting of all shareholder proxies and corporate actions with respect to the investments and securities held in the Fund's portfolio pursuant to its internal procedures, subject to such reporting and other requirements as shall be reasonably established by the Co-Managers.

(e)  Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will reasonably assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued; however, Co-Managers acknowledge, that the Co-Managers or their pricing agents shall assume all responsibility for valuation decisions.

2.  The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Fund's custodian to provide) timely information, as agreed upon with the Subadviser, to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund (based on procedures or arrangements agreed upon by the Subadviser and the Co-Managers), and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Fundees of the Fund that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers. In computing the fee to be paid to the Subadviser, the net asset value of the Portfolio shall be valued as set forth in the Prospectus. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

4.  The Co-Managers have furnished the Subadviser with true, correct and complete copies of each of the following documents:

(a)  The Articles of Incorporation of the Fund, as in effect on the date hereof;

(b)  The By-Laws of the Fund, as in effect on the date hereof;

(c)  The resolutions of the Directors approving the engagement of the Subadviser as portfolio manager of the Fund and approving the form of this Agreement;

(d)  The resolutions of the Directors selecting the Investment Managers as investment managers to the Fund and approving the form of the Management Agreement;

(e)  The Management Agreement;

(f)  The Code of Ethics of the Fund and of the Investment Managers, as in effect on the date hereof; and

(g)  A list of companies the securities of which are not to be bought or sold for the Portfolio.

5.  The parties hereto understand that any information or recommendation supplied by the Subadviser in connection with the performance of its obligation hereunder is to be regarded as confidential and for use only by the Co-Managers, the Fund or such persons the Co-Managers may designate in connection with the Portfolio. The parties also understand that any information supplied to the Subadviser in connection with the performance of its obligation hereunder, particularly, but not limited to, any list of securites which may be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provided investment advice and other services of the Portfolio.

6.  Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

7.  The Subadviser and its affiliated persons and controlling persons shall not be liable for any error of judgment or for any loss suffered by the Fund, including the Portfolio, or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws.

The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus covering shares of the Fund, Fund marketing materials and advertising, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Subadviser, or any affiliated person of the Subadviser or other than upon verbal information confirmed by the Subadviser in writing; provided, however, that in no case is the Investment Managers' indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Without limiting the foregoing, the Subadviser shall have no liability for any act or omission taken by the Co-Managers, another Subadviser, or any other third party, in respect of any portion of the Fund's assets not managed by the Subadviser pursuant to this Agreement.

The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Subadviser to the Investment Managers, the Portfolio, the Fund or any affiliated person of the Investment Managers, the Portfolio or the Fund or upon verbal confirmation confirmed by the Subadviser in writing, or to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Investment Managers or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 32 Old Slip, 17th Floor, 1 Financial Square, New York, NY 10005, Attention: Scott Kilgallen.

9.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material without the Subadviser's prior written approval. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

It is understood that the name "Goldman, Sachs & Co." or "Goldman Sachs" or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Subadviser or its affiliates and that the Co-Managers have the right to use to such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Fund, only with the prior written approval of the Subadviser, such approval not to be unreasonably withheld, and for so long as the Subadviser is Subadviser of the Fund with respect to the Portfolio. Notwithstanding the foregoing, the Subadviser's approval is not required when (i) previously approved materials are re-issued with minor modifications, (ii) the Co-Managers and Sub-Adviser identify materials which they jointly determine do not require the Subadviser's approval and (iii) used as required to be disclosed in the registration statement of the Fund. Upon termination of this Agreement, the Fund and the Co-Managers shall forthwith cease to use such name (or derivative or logo), although the Manager may continue to use such name (or derivative or logo) as permitted by other then current subadvisory agreements in which the Co-Managers and Subadviser have executed.

11.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

12.  The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the 1940 Act and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the 1940 Act.

13.  This Agreement shall be governed by the laws of the State of New York.

14.  Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Schedule A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

15.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.  Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

BY:  /S/  KAYSE UNIACKE

Name:  Kayse Uniacke

Title:  Managing Director

Schedule A

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners High Yield Bond Fund

As compensation for services provided by Goldman Sachs Asset Management, L.P. ("GSAM"), Prudential Investments LLC will pay GSAM a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Strategic Partners High Yield Bond Fund	0.30%

Dated as of April 30th, 2004.

EXHIBIT B

MANAGEMENT OF THE FUND

The Managers

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut 06484 and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Fund's Co-Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Directors of the Fund, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 25, 2004. The Management Agreement was approved by shareholders on April 3, 2003.

Terms of the Management Agreement

Pursuant to the Management Agreement for the Fund, ASISI and PI are subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manage both the investment operations of the Fund, and the composition of the Fund's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Co-Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Co-Managers review the performance of all subadvisers engaged for the Company, and makes recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, the Co-Managers are obligated to keep certain books and records of the Fund. The Co-Managers also administer the Fund's business affairs and, in connection therewith, furnish the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by PFPC Trust Company and JP Morgan Chase Bank (the Fund's custodians), and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of the Co-Managers for the Fund are not exclusive under the terms of the Management Agreement and the Co-Managers are free to, and do, render management services to others.

The Co-Managers have authorized any of their directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by the Co-Managers under the Management Agreement may be furnished by any such directors, officers or employees of the Co-Managers.

In connection with its management of the business affairs of the Fund, the Co-Managers bear the following expenses:

(a)  the salaries and expenses of all of their and the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of the Co-Managers or the Fund's subadvisers;

(b)  all expenses incurred by the Co-Managers or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between the Co-Managers and each subadviser.

For their services, the Co-Managers are compensated by the Fund at the rate of 1.00% of the Fund's average daily net assets.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Co-Managers, (b) the fees and expenses of Directors who are not affiliated persons of the Co-Managers or the Fund's subadvisers, (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Co-Managers in connection with their obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Management Agreement provides that the Co-Managers will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Co-Managers, upon not more than 60 days' nor less than 30 days' written notice to the Fund.

Information About ASISI and PI

ASISI and PI are both wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Fund:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

ASISI acts as co-manager of American Skandia Trust, in addition to the Fund.

ASISI and PI's Directors and Officers

The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with ASISI and PI	Principal Occupations
Deborah A. Docs	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Vice President, Prudential Insurance Company of America (Prudential Insurance); President, Prudential Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

David R. Odenath, Jr.	Executive Vice President	President of Prudential Annuities (since August 2002); Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Name	Position with ASISI and PI	Principal Occupations
Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Philip N. Russo	Executive Vice President, Chief Financial Officer and Treasurer	Director of Jennison Associates LLC; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential.

The Distributor and Transfer Agent

American Skandia Marketing, Incorporated (ASM), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investment Management Service LLC (PIMS), and together with ASM, (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, act as the distributor of the shares of the Fund under a distribution agreement with the Fund. Each Distributor is a subsidiary of Prudential. Pursuant to a distribution and service plan (the Plan) adopted under Rule 12b-1 under the Investment Company Act, the Fund bears the expenses of distribution and service fees paid to the Distributor with respect to Class A, Class B, Class C and Class X shares. For the fiscal year ended October 31, 2004, PIMS received distribution and servicing fees from the Fund as follows: $6,183 for Class A Shares, $1,856 for Class B shares, $293,441 for Class C shares, $150,428 for Class X shares, $146,748 for Class L shares, and $1,177,404 for Class M shares.

The Fund's transfer agent for the fiscal year ending October 31, 2004 was American Skandia Fund Services, Inc. (ASFSI), One Corporate Drive, Shelton, CT 06484 prior to April 12, 2004. ASFSI received $50,500 for its services in connection with the Fund for the fiscal year ended October 31, 2004. Beginning on April 12, 2004 the Fund's transfer agent became Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PMFS received $136,100 for its services in connection with the Fund for the fiscal year ended October 31, 2004.

Brokerage

During the fiscal year ended October 31, 2004, the Fund paid no commissions to any affiliated broker dealers.

  EXHIBIT C

OFFICER INFORMATION

Name (Age)	Office(s) With the Fund	Principal Occupations
Lee D. Augsburger (45)	Chief Compliance Officer	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Judy A. Rice (56)	President	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (58)	Vice President	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

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Name (Age)	Office(s) With the Fund	Principal Occupations
William V. Healey (51)	Chief Legal Officer	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Edward P. Macdonald (37)	Assistant Secretary	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44)	Treasurer and Principal Financial and Accounting Officer	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (46)	Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

C-2

EXHIBIT D

MANAGEMENT OF GOLDMAN SACHS

Goldman Sachs Asset Management, L.P., 32 Old Slip, New York, NY 10005, registered as an investment advisor in 1990. The table below lists the name, address, position with Goldman Sachs and principal occupation during the past five years for the principal executive officers and directors of The Goldman Sachs Group Inc.

Name and Address*	Position with Goldman Sachs and Principal Occupation
Henry M. Paulson, Jr.	Chairman and Chief Executive Officer (since May 1999); Director (since 1998).

Lloyd C. Blankfein	President and Chief Operating Officer (since January 2004); Vice Chairman (since April 2002); Co-Head of Fixed Income, Currency and Commodities Division and Equities Division (1997-April 2002).

Robert S. Kaplan	Vice Chairman (since April 2002); Co-Head of the Investment Banking Division (1999-2002); Co-Chief Operating Officer of global Investment Banking (1998-1999).

David A. Viniar	Chief Financial Officer and Executive Vice President (since May 1999); Head of Operations, Technology and Finance Division (since December 2002); Head of Finance Division and Co-Head of Credit Risk Management and Advisory and Firmwide Risk (December 2001-December 2002); Co-Head of Operations, Finance and Resources (March 1999-December 2001).

Edward C. Forst	Executive Vice President and Chief Administrative Officer (since February 2004); Chief of Staff of Fixed Income, Currency and Commodities Division (November 2003-February 2004 after having served in that position earlier from July 2000-March 2002); Chief of Staff of Equities Division (August 2003-February 2004).

Gregory K. Palm	General Counsel, Executive Vice President and Head and Co-Head of Legal Department (since 1999).

Esta E. Stecher	General Counsel, Executive Vice President or Co-Head of Legal Department (since December 2000); Head of Tax Department (1994-2000).

Kevin W. Kennedy	Executive Vice President of Human Capital Management (since December 2001); Member of the Executive Office (1999-2001); Head of the Americas Group (1994-1999).

Alan M. Cohen	Executive Vice President, Global Head of Compliance (since February 2004); Partner in the law firm of O'Melveny & Myers LLP (1991-January 2004).

D-1

The following individuals are involved with the Investment Management Division of Goldman Sachs which is responsible for this product.

Name and Address*	Position with Goldman Sachs and Principal Occupation
Peter S. Kraus	Co-Head of Investment Management Division (since June 2001); Co-Head of Private Wealth Management, Investment Management Division (February 2001-June 2001); Co-Head of Financial Institutions Group, Investment Banking Division (February 1998-February 2001).

Eric Schwartz	Co-Head of Investment Management Division (since December 2003); Co-Head of Equities Division (2002-December 2003); Managing Director (since 1996).

Jonathan A. Beinner	Co-Head U.S. Fixed Income, Municipals & Money Markets (Since July 2002); Head, U.S. Fixed Income, High Yield, Global Fixed Income & Currency (April 2001-July 2002); Co-Head, U.S. Fixed Income (February 1997-2001).

Thomas J. Kenny	Co-Head U.S. Fixed Income, Municipals & Money Markets (Since July 2002); Managing Director, Senior Portfolio Manager Municipal Bonds (Since December 1999).

*  The address of each person is 85 Broad Street, New York, NY 10004 and 32 Old Slip, New York, NY 10005.

Goldman Sachs acts as an investment advisor or sub-advisor to various other series of registered investment companies, some series of which have investment objectives and programs similar to the investment objective and program for the Portfolio, as described in more detail on the following page (collectively, the "Comparable Goldman Sachs Funds"). For the Comparable Goldman Sachs Funds that Goldman Sachs serves as investment advisor, Goldman Sachs performs certain administrative and other services for such fund that it is not required to perform for the Portfolio under the Goldman Sachs Sub-Advisory Agreement. For each Comparable Goldman Sachs Fund, the following chart lists the net assets at June 30, 2004, as well as the current advisory or sub-advisory fee rate payable to Goldman Sachs.

Comparable Goldman Sachs Fund	Advisor or Sub-Advisor	Total Net Assets At June 30, 2004 (in millions)	Advisory Fee Rate
Goldman Sachs High Yield Fund	Advisor	$1,938.6	.70%

D-2

EXHIBIT E

SHAREHOLDER INFORMATION

As of December 17, 2004 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of December 17, 2004, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	L	151,169/5.1%
Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	C	180,942/5.2%
Geraldine B Green	210 Main St Cherry Tree, PA 15724	B	6,605/6.5%
Omer H. Macke TOD Dolores Macke Subject To Sta TOD Rules-NJ	3340 Berview Lane St Louis, MO 63125	B	6,025/5.94%
Robert T. Whitehead	3207 Ridgetop View Dr St Louis, MO 63129	B	5,270/5.19%
Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	X	117,052/6.2%
MCB Trust Services Trustee Galen Medical Group Retirement	700 17th Street Suite 300 Denver, CO 80202	A	56,447/5.3%
Lin (K) and Simple Ira Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	A	139,851/13.2%
Stanton Trust Co N.A. FBO Blachly, Tabor, Bozik & Harma 401K Plan	3405 Annapolis Ln N Ste 100 Minneapolis MN 55447	A	439,892/41.5%
Wells Fargo Bank Minnesota America Skandia Lifestyle Security Plan	PO Box 1533 Minneapolis, MN 55480	A	199,047/18.8%

E-1